UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)................................................. June 1, 2011

AURA SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-17249 (Commission file number)	95-4106894 (I.R.S. Employer Identification Number)

1310 E. Grand Ave., El Segundo, California  90245
(Address of principal executive offices) (Zip Code)

(310)-643-5300
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Included in this filing are agreements which may be deemed to be material, but are outside the ordinary course of business. These agreements have been previously reported but have not been filed as exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.27           Demand Promissory Note dated December 18, 2007 by and between the Company and Warren Breslow in the original principal amount of $500,000.

10.28           Demand Promissory Note dated June 18, 2008 by and between the Company and Warren Breslow in the original principal amount of $200,000.

10.29           Demand Promissory Note dated August 1, 2008 by and between the Company and Warren Breslow in the original principal amount of $200,000.

10.30           Demand Promissory Note dated October 14, 2008 by and between the Company and Warren Breslow in the original principal amount of $200,000.

10.31           Demand Promissory Note dated October 23, 2008 by and between the Company and Warren Breslow in the original principal amount of $200,000.

10.32           Demand Promissory Note dated December 18, 2008 by and between the Company and Warren Breslow in the original principal amount of $500,000.

10.33           Demand Promissory Note dated March 12, 2009 by and between the Company and Warren Breslow in the original principal amount of $200,000.

10.34           Demand Promissory Note dated April 24, 2009 by and between the Company and Warren Breslow in the original principal amount of $500,000.

10.35           Demand Promissory Note dated June 1, 2009 by and between the Company and Warren Breslow in the original principal amount of $20,000.

10.36           Demand Promissory Note dated June 30, 2009 by and between the Company and Warren Breslow in the original principal amount of $500,000.

10.37           Demand Promissory Note dated August 13, 2009 by and between the Company and Warren Breslow in the original principal amount of $400,000.

10.38           Demand Promissory Note dated August 27, 2009 by and between the Company and Warren Breslow in the original principal amount of $500,000.

10.39           Demand Promissory Note dated October 22, 2009 by and between the Company and Warren Breslow in the original principal amount of $480,000.

10.40           Demand Promissory Note dated December 4, 2009 by and between the Company and Warren Breslow in the original principal amount of $250,000.

10.41           Demand Promissory Note dated January 4, 2010 by and between the Company and Warren Breslow in the original principal amount of $250,000.

10.42           Demand Promissory Note dated January 29, 2010 by and between the Company and Warren Breslow in the original principal amount of $250,000.

10.43           Demand Promissory Note dated April 7, 2010 by and between the Company and Warren Breslow in the original principal amount of $400,000.

10.44           Demand Promissory Note dated May 7, 2010 by and between the Company and Warren Breslow in the original principal amount of $100,000.

10.45           Demand Promissory Note dated May 11, 2010 by and between the Company and Warren Breslow in the original principal amount of $400,000.

10.46           Demand Promissory Note dated May 28, 2010 by and between the Company and Warren Breslow in the original principal amount of $150,000.

10.47           Demand Promissory Note dated June 3, 2010 by and between the Company and Warren Breslow in the original principal amount of $350,000.

10.48            Demand Promissory Note dated June 15, 2010 by and between the Company and Warren Breslow in the original principal amount of $500,000.

10.49           Demand Promissory Note dated July 2, 2010 by and between the Company and Warren Breslow in the original principal amount of $300,000.

10.50           Demand Promissory Note dated October 8, 2010 by and between the Company and Warren Breslow in the original principal amount of $200,000.

10.51           Demand Promissory Note dated November 3, 2010 by and between the Company and Warren Breslow in the original principal amount of $300,000.

10.52           Demand Promissory Note dated November 10, 2010 by and between the Company and Warren Breslow in the original principal amount of $50,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AURA SYSTEMS, INC.
(Registrant)

Date: June 1, 2011	/s/ Melvin Gagerman__________
Melvin Gagerman
Chairman and
                                                                 Chief Financial Officer